UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2010

FORMFACTOR, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-50307		13-3711155
(Commission File Number)		(IRS Employer Identification No.)

	7005 Southfront Road, Livermore, California	94551
	(Address of principal executive offices)	(Zip Code)

(925) 290-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2.):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.          Results of Operations and Financial Condition.

On January 28, 2010, FormFactor, Inc. issued a press release announcing its financial results for the fourth quarter ended December 26, 2009 and fiscal 2009.  A copy of the press release is furnished as Exhibit 99.01 to this report and is incorporated herein by reference.

In addition to disclosing financial results calculated in accordance with United States generally accepted accounting principles (“GAAP”), the press release contains non-GAAP financial measures.  Specifically, the press release includes non-GAAP net loss and non-GAAP net loss per share.  The company excluded the following items from one or more of its published non-GAAP measures:  deferred tax valuation allowance, stock-based compensation expenses, restructuring charges and impairment charges.  By publishing the non-GAAP measures, the company’s management intends to provide investors with additional information to further analyze the company’s performance, core results and underlying trends. FormFactor’s management evaluates results and makes operating decisions using both GAAP and non-GAAP measures included in the press release.  Non-GAAP results are not prepared in accordance with GAAP, and non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP.  Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures included in the press release and on the Investors section of the company’s website located at www.formfactor.com.

Item 5.02.              Election of Director.

The Board of Directors of FormFactor, Inc. appointed Dr. Chenming Hu to the Governance Committee of the company’s Board of Directors effective as of January 25, 2010.  Dr. Hu, currently the TSMC Distinguished Chair Professor of Microelectronics in Electrical Engineering and Computer Sciences at the University of California, Berkeley, was elected to the FormFactor Board of Directors effective as of December 10, 2009.

Item 9.01.                              Financial Statements and Exhibits.

Exhibit
Number	Exhibit Title or Description
99.01	Press Release dated January 28, 2010

The information in Items 2.02 and 9.01 of this current report and the accompanying exhibit shall not be incorporated by reference into any filing of FormFactor with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in Items 2.02 and 9.01 of this current report and the accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2010	FORMFACTOR, INC.

	By:	/s/ JEAN B. VERNET
Jean B. Vernet
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Title or Description
99.01	Press Release dated January 28, 2010